SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)... April 28, 1995


......................... FRANKLIN RESOURCES, INC. ....................
        (Exact name of registrant as specified in its charter)



.... DELAWARE ................. 1-9318 ....... 13-2670991 ...
(State or other jurisdiction   (Commission     (IRS Employer
 of incorporation)              File Number)   Identification No.)



777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA ........ 94404...
(Address of principal executive offices)                (Zip Code)



Registrant's telephone number, including area code..(415) 312-3000


.......................................................................
     (Former name or former address, if changed since last report)


Item 5.     Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.

Item 7.     Financial Statements and Exhibits

(c)Exhibits

Exhibit "A" - Press Release issued on April 27, 1995 by
Franklin Resources, Inc.
                        EXHIBIT A





FROM:     Franklin Resources, Inc.
          Tel:     (415) 312-4701
          Contact: Holly Gibson

          Howard J. Rubenstein Associates, Inc.
          Public Relations - Tel: (212) 843-8078
          Contact: Tom Mariam
- ---------------------------------------------------------
                                    For Immediate Release

   Franklin Resources Announces Second Quarter Results

     San Mateo, CA, April 27, 1995 -- Franklin Resources,

Inc. (NYSE:BEN) today reported unaudited earnings for the

quarter and six months ended March 31, 1995.

     Charles B. Johnson, President of the diversified

financial services company, said net income for the

quarter was $63.0 million compared to $68.6 million a

year ago and $63.3 million for the first quarter ended

December 31, 1994.  Earnings per share for the second

quarter were $0.76 compared with $0.82 a year ago and

$0.76 for the preceding quarter.  Operating revenues for

the period were $209.3 million, compared to $213.6

million a year ago and $215.6 million for the preceding

quarter.  During this period, underwriting commissions

dropped as a result of a change in pricing structure and,

as experienced by the industry, a lower level of mutual

fund sales.  In comparison, the results for the quarter

ended March 31, 1994 reflect a particularly strong period

for mutual fund sales.

     Average shares outstanding for the quarter were

82,878,000 fully diluted compared to 84,046,000 a year

ago and 82,862,000 for the previous quarter.

     Net income for the six months was $126.3 million

compared to $127.6 million for the same period a year

ago.  Earnings per share remained unchanged at $1.52 per

share, while operating revenues for the six months were

$424.9 million, compared to $412.1 million a year ago.

     Assets under management by the Company's

subsidiaries were $118.8 billion compared with $112.7

billion this time last year and $114.6 billion in the

preceding quarter.  Average assets under management

during the quarter were $116.4 billion compared with

$115.1 billion last year, and $116.3 billion in the

preceding quarter.

     Franklin Resources' main business is the $118.8

billion Franklin Templeton Group.  The Company has its

headquarters at 777 Mariners Island Blvd., San Mateo, CA

94404.



FRANKLIN RESOURCES, INC.
Consolidated Income Statements
Unaudited (dollar amounts in thousands except assets
under management and per share data)
                                     For the Three Months    For the Six Months
                                        Ended March 31         Ended March 31
                                          1995       1994        1995      1994
Operating revenues:
Investment management fees            $172,582   $161,196    $347,156  $313,084
Underwriting commissions, net            9,096     33,228      22,209    62,797
Transfer, trust & related fees          15,520     13,039      31,463    25,000
Banking/finance, real estate & other    12,103      6,165      24,058    11,235

Total operating revenues               209,301    213,628     424,886   412,116

Operating expenses:
General & administrative                87,487     86,918     184,978   171,375
Selling expenses                        19,886     16,372      38,121    32,034
Amortization of goodwill                 4,640      4,572       9,210     9,114
Banking interest expense                 2,563      2,425       5,097     4,781

Total operating expenses               114,576    110,287     237,406   217,304

Operating income                        94,725    103,341     187,480   194,812

Other income (expenses):
Investment and other income              5,262      5,206      12,025    10,925
Interest expense                       (7,353)    (6,458)    (14,440)  (14,513)

Other income (expenses), net           (2,091)    (1,252)     (2,415)   (3,588)

Income before taxes on income           92,634    102,089     185,065   191,224
Taxes on income                         29,594     33,488      58,721    63,622

Net income                             $63,040    $68,601    $126,344  $127,602

Earnings per share:
       Primary                            $.76       $.82       $1.52     $1.52

       Fully diluted                      $.76       $.82       $1.52     $1.52

       Dividends per share                $.10       $.08        $.20      $.16

Weighted Average Primary                82,710     84,046      82,824    84,037
Shares Outstanding

Weighted Average Fully                  82,878     84,046      82,991    84,037
Diluted Shares Outstanding

Net Assets Under Management
       (in millions)
Franklin Templeton Group              $118,788   $112,717    $118,788  $112,717









FRANKLIN RESOURCES, INC.
Consolidated Income Statements
Unaudited (dollar amounts in thousands except assets under management and per share data)

                                                  For the Three Months Ending

                                31-Mar-95  31-Dec-94 30-Sep-94  30-Jun-94  31-Mar-94 31-Dec-93
Operating revenues:
Investment management fees       $172,582   $174,574  $172,829   $161,762   $161,196  $151,888
Underwriting commissions, net       9,096     13,113    12,348     21,425     33,228    29,569
Transfer, trust & related fees     15,520     15,943    15,225     14,388     13,039    11,961
Banking/finance, real estate &
other                              12,103     11,955     9,474      7,304      6,165     5,070

Total operating revenues          209,301    215,585   209,876    204,879    213,628   198,488

Operating expenses:
General & administrative           87,487     97,491    95,317     93,856     86,918    84,457
Selling expenses                   19,886     18,235    18,556     18,483     16,372    15,662
Amortization of goodwill            4,640      4,570     4,599      4,598      4,572     4,542
Banking interest expense            2,563      2,534     2,193      2,382      2,425     2,356

Total operating expenses          114,576    122,830   120,665    119,319    110,287   107,017

Operating income                   94,725     92,755    89,211     85,560    103,341    91,471

Other income (expenses):
Investment and other income         5,262      6,763     5,997      5,781      5,206     5,719
Interest expense                  (7,353)    (7,087)   (7,919)    (7,333)    (6,458)   (8,055)

Other income (expenses), net      (2,091)      (324)   (1,922)    (1,552)    (1,252)   (2,336)

Income before taxes on income      92,634     92,431    87,289     84,008    102,089    89,135
Taxes on income                    29,594     29,127    23,606     23,985     33,488    30,134

Net income                        $63,040    $63,304   $63,683    $60,023    $68,601   $59,001

Earnings per share:
     Primary                         $.76       $.76      $.76       $.72       $.82      $.70

     Fully diluted                   $.76       $.76      $.76       $.72       $.82      $.70

     Dividends per share             $.10       $.10      $.08       $.08       $.08      $.08

Weighted Average Primary           82,710     82,862    83,500     83,660     84,046    83,992
Shares Outstanding
     (in thousands)

Weighted Average Fully             82,878     82,862    83,500     83,660     84,046    83,992
Diluted Shares Outstanding
     (in thousands)

Assets Under Management (in $M)
Franklin Templeton Group         $118,788   $114,646  $118,172   $113,023   $112,717  $114,172

Average Assets Under Management
     (in $M)
Franklin Templeton Group         $116,436   $116,336  $116,297   $113,148   $115,137  $113,600

                       SIGNATURES


       Pursuant  to  the requirements of the  Securities
Exchange  Act  of 1934, the registrant has  duly  caused
this   report  to  be  signed  on  its  behalf  by   the
undersigned hereunto duly authorized.


                       FRANKLIN RESOURCES, INC.
                       (Registrant)


Date: April 28, 1995   /s/  Leslie M. Kratter
                       LESLIE M. KRATTER
                       Vice President